EXHIBIT 10.4

FIRST AMENDMENT

FIRST AMENDMENT, dated as of March 28, 2016 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of September 30, 2015 (the “Credit Agreement”), among ALLSCRIPTS HEALTHCARE SOLUTIONS, INC., a Delaware corporation (the “Borrower”), ALLSCRIPTS HEALTHCARE, LLC, a North Carolina limited liability company (the “Co-Borrower” and, together with the Borrower, the “Borrowers”), the lenders from time to time parties thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrowers have requested that the Required Lenders approve certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, pursuant to such request, the Required Lenders are willing to consent to such amendments on the terms set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrowers, the Administrative Agent and the Required Lenders hereby agree as follows:

section 1Definitions.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

section 2Amendments to the Credit Agreement.

(a)Section 1.1 (Definitions).  Section 1.1 of the Credit Agreement is hereby amended as follows:

(i)	by adding the following definitions in appropriate alphabetical order:

“Bail-In Action”:  the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation”:  with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”

“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

509265-1496-14997-Active.18693373.11

“EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority”: any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.”;

“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.”

“Project Nathan”: the transaction disclosed to the Lenders as “Project Nathan”.

“Project Nathan Joint Venture”: the Joint Venture formed upon consummation of Project Nathan, together with its subsidiaries (whether existing on such date or later formed or acquired).

“Project Nathan Sub”: Andrews Henderson LLC, a Delaware limited liability company.

“Write-Down and Conversion Powers”:  with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”; and

(ii)	by amending clause (d) of the defined term “Defaulting Lender” to read as follows:

“(d) has become the subject of a Bankruptcy Event or a Bail-In Action”

(iii) by amending the definition of “Joint Ventures” by inserting the following proviso immediately prior to the “.” at the end thereof:

“; provided that the Project Nathan Joint Venture shall be a Joint Venture hereunder so long as it is consolidated in the Borrower’s consolidated financial statements in accordance with GAAP”

(iv)by amending the defined term “Subsidiary” to add the following sentence at the end thereof:

“Notwithstanding the foregoing, the Project Nathan Joint Venture shall in no event be a Subsidiary (except, at the election of the Borrower, pursuant to and for the purposes set forth in the third sentence of this definition).”

(b)Section 2.23 (Defaulting Lenders). Section 2.23 of the Credit Agreement is hereby amended by inserting after the text “If a Bankruptcy Event” the following text: “or a Bail-In Action”.

(c)Section 4. (Representations and Warranties).  Section 4 of the Credit Agreement is hereby amended by adding a new Section 4.21 to read as follows:

“4.21EEA Financial Institutions.  No Loan Party is an EEA Financial Institution.”

(d)Section 7.8 (Investments).  Section 7.8 of the Credit Agreement is hereby amended as follows:

(i)	by adding a new clause (t) after clause (s) thereof, to read as follows:

“(t) Investments in the Project Nathan Joint Venture (i) upon formation of such Joint Venture; provided, that such Investments shall consist of (x) the membership interests of the Project Nathan Sub (provided that the fair market value of the assets of the Project Nathan Sub shall not exceed $300,000,000), and (y) cash in an amount not to exceed $60,000,000 and (ii) during the five (5) year period following the formation of such Joint Venture in an aggregate amount not to exceed $17,000,000.”

(ii)by deleting the word “and” from the end of clause (r); and

(iii)	by deleting the period at the end of clause (s) and replacing it with “; and”.

(e)Section 7.10 (Transactions with Affiliates).  Clause (g) of Section 7.10 of the Credit Agreement is hereby amended and restated as follows:

“(g)  transition service or similar arrangements, intellectual property licenses, reseller agreements and similar arrangements entered into with the Project Nathan Joint Venture upon consummation of the Investments contemplated by Section 7.8(t)”

(f)Section 10.16(Releases of Guarantees and Liens).  Section 10.16(a) of the Credit Agreement is hereby amended by adding the following as the last sentence thereof:

“The guarantee of the Obligations by the Project Nathan Sub under the Security Documents, and any and all Liens created by the Security Documents on the membership interests issued by the Project Nathan Sub and the assets of the Project Nathan Sub shall, in each case, be automatically terminated and released (without the requirement of further action by any Person) effective upon the consummation of the Investment by the Borrower or any of its Subsidiaries of the membership interests issued by the Project Nathan Sub into the Project Nathan Joint Venture in accordance with Section 7.8(t).”

(g)Section 10 (Miscellaneous).  Section 10 of the Credit Agreement is hereby amended by adding a new Section 10.22 to read as follows:

“10.22Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)

the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-In Action on any such liability, including, if applicable:
(i)	a reduction in full or in part or cancellation of any such liability;
(ii)

a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”

section 3Effectiveness.  This Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which all of the following conditions precedent have been satisfied or waived:

(a)Amendment.  The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of the Borrowers, the Required Lenders and the Administrative Agent.

(b)Representations and Warranties and No Default. The Administrative Agent shall have received a certificate, dated as of the First Amendment Effective Date and signed by a Responsible Officer of each Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 5.2 of the Credit Agreement as of such date (it being understood that the reference in clause (b) of Section 5.2 of the Credit Agreement to “after giving effect to the extensions of credit requested to be made on such date” shall be deemed to be a reference to “after giving effect to the effectiveness of this Amendment”).

(c)Fees.

(i)The Administrative Agent shall have received, for the account of each Lender who executes and delivers the Amendment prior to the Amendment Effective Date, a consent fee equal to 0.03% of the aggregate principal amount of the outstanding Term Loans and Revolving Commitments held by each Lender as of the Amendment Effective Date; and

(ii)The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date for which invoices have been presented, including all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

section 4Continuing Effect of the Credit Agreement.  This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of any Borrower that would require a waiver or consent of the Lenders or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect. The Borrowers and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

section 5Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

section 6GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.18 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

section 7Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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EXHIBIT 10.4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC., as Borrower

By: /s/ Richard J. Poulton
Name:  Richard J. Poulton
Title:  President

ALLSCRIPTS HEALTCHARE, LLC, as Co-Borrower

By: /s/ Richard J. Poulton
Name: Richard J. Poulton
Title:  President

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By: /s/ Krys Szremski Name: Krys Szremski Title: Executive Director

BANK OF AMERICA, N.A., as a Lender

By: /s/ Linda Alto

Name: Linda Alto

Title: SVP

BMO HARRIS BANK, N.A., as a Lender

By: /s/ Henry Munez

Name: Henry Munez

Title: Managing Director

[Signature Page to Amendment]

CITIZENS BANK, N.A., as a Lender

By: /s/ Darran Wee

Name: Darran Wee

Title: Senior Vice President

COMPASS BANK, as a Lender

By: /s/ Charles Randolph

Title: Senior Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ Marcus M. Tarkington

Name: Marcus M. Tarkington

Title: Director

By: /s/ Scottye Lindsey

Name: Scottye Lindsey

Title: Director

FIFTH THIRD BANK, as a Lender

By: /s/ Nathaniel E. Sher

Name: Nathaniel E. Sher

Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Marc Evans

Name: Marc Evans

Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Patrick Flaherty

Name: Patrick Flaherty

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Title: Managing Director

The PrivateBank and Trust Company, as a Lender

By: /s/ Christopher O’Hara

Name: Christopher O’Hara

Title: Managing Director

ROYAL BANK OF CANADA, as a Lender

By: /s/ Eric D. Koppelson

Name: Eric D. Koppelson

Title: Authorized Signatory

SUNTRUST BANK, as a Lender

By: /s/ Hays Wood

Name: Hays Wood

Title: Vice President

US Bank, National Association as a Lender

By: /s/ Michael West

Name: Michael West

Title: Senior Vice President

Wells Fargo Bank, N.A., as a Lender

By: /s/ Brad Blakely

Name: Brad Blakely

Title: Vice President

Village Bank & Trust

By: /s/ Roy F. Picciuca

Name: Roy F. Picciuca

Title: Executive Vice President

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